    GUARANTY

Dated: August 31, 2021.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce MINNESOTA BANK & TRUST, a Minnesota state banking corporation (the “Lender”), at its option at any time or from time to time to make loans or extend other accommodations to or for the account of its affiliate, Air T, Inc., a Delaware corporation (“Air T”), the undersigned hereby absolutely and unconditionally guarantees to the Lender the full and prompt payment and performance when due, whether at maturity or earlier by reason of acceleration or otherwise, of each and every debt, liability and obligation of every type which Air T may now or at any time hereafter owe to the Lender, whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several (all such debts, liabilities and obligations are hereinafter collectively referred to as the “Indebtedness”).

The undersigned further acknowledges and agrees with the Lender that:

1.    No act or thing need occur to establish the liability of the undersigned hereunder and no act or thing except full payment and discharge of all Indebtedness shall in any way exonerate the undersigned or modify, reduce, limit or release the liability of the undersigned hereunder.

2.    This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked as to future transactions by written notice actually received by the Lender. Such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions and refinancings thereof. If there be more than one guarantor hereunder, such revocation shall be effective only as to the one so revoking. The dissolution or adjudication of bankruptcy of the undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by the Lender and only prospectively, as to future transactions, as herein set forth.

3.    The undersigned represents and warrants to the Lender that: (a) the undersigned is a limited liability company duly organized and existing in good standing under the laws of the State of Arizona and has full power and authority to make and deliver this guaranty; (b) the execution, delivery and performance of this guaranty by the undersigned have been duly authorized by all necessary action of its managers and members and do not and will not violate the provisions of, or constitute a default under, any presently applicable law or its articles of

                                            Jet Yard, LLC
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organization or operating agreement or any agreement presently binding on it; (c) this guaranty has been duly executed and delivered by the authorized officers of the undersigned and constitutes its lawful, binding and legally enforceable obligation; (d) the authorization, execution, delivery and performance of this guaranty do not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency; (e) each of the representations and warranties contained in that certain Third Amended and Restated Credit Agreement dated as of the date hereof (such Third Amended and Restated Credit Agreement as amended, modified, supplemented or restated from time to time being the “Credit Agreement;” capitalized terms not otherwise defined herein being used herein as therein defined) by the Lender and the undersigned and Air T as the “Borrower” parties pertaining to the undersigned are true and correct; and (f) (i) the undersigned is a wholly-owned Subsidiary of Air T.

4.    The liability of the undersigned hereunder shall be unlimited.

5.    The undersigned hereby waives any right of contribution, reimbursement, recourse or subrogation available to the undersigned against the Borrower, any other person liable to payment of the Indebtedness, or as to any collateral security therefor, until the Indebtedness has been paid in full in cash.

6.    The undersigned will pay or reimburse the Lender for all reasonable costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with the protection, defense or enforcement of this guaranty, whether or not suit is commenced, which attorneys' fees and legal expenses shall include, but not be limited to, any attorneys' fees and legal expenses incurred in connection with any appeal of a lower court's judgment or order.

7.    Whether or not any existing relationship between the undersigned and Air T has been changed or ended and whether or not this guaranty has been revoked, the Lender may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the undersigned and without any notice to the undersigned. The liability of the undersigned shall not be affected or impaired by any of the following acts or things: (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver or forbearance granted to Air T, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Air T or any other guarantor or other person liable in respect of any Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any modification, substitution, discharge, impairment, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness; (x) any election by the Lender under § 1111(b)(2) of the United States Bankruptcy Code.

8.    The undersigned waives any and all defenses and claims of Jet Yard, or any other obligor pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the undersigned will not assert, plead or enforce against the Lender any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Jet Yard or to any other person liable for any Indebtedness. The undersigned expressly agrees that the undersigned shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Jet Yard or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

9.    The undersigned waives presentment, demand for payment, notice of dishonor or nonpayment and protest of any instrument evidencing Indebtedness. The Lender shall not be required first to resort for payment of the Indebtedness to Jet Yard or other persons or their properties or first to enforce, realize upon or exhaust any collateral security for indebtedness, before enforcing the guaranty.

10.    If any payment applied by the Lender to Indebtedness is thereafter set aside. recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Jet Yard or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

11.    The undersigned acknowledges and agrees that the Lender (a) has not made any representations or warranties with respect to, (b) does not assume any responsibility to the undersigned for, and (c) has no duty to provide information to the undersigned regarding, the enforceability of any of the Indebtedness or the financial condition of Jet Yard or any guarantor. The undersigned has independently determined the creditworthiness of Jet Yard and the enforceability of the Indebtedness and until the Indebtedness is paid in full will independently and without reliance on the Lender continue to make such determinations.

12.    The liability of the undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the undersigned to the Lender as a borrower, guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

13.    The undersigned agrees that any and all present and future debts and obligations of Air T to the undersigned are hereby subordinated to the claims of the Lender and are hereby assigned by such undersigned to Lender as security for the Indebtedness and the undersigned’s obligations under this Guaranty.

14.    If there be more than one guarantor of the Indebtedness, all agreements and promises herein shall be construed to be joint and several with all other guarantors of the Indebtedness, whether pursuant to this guaranty or separate guaranty and shall be fully binding upon and enforceable against any or all of the undersigned and the other guarantors. This guaranty shall be binding upon the undersigned and the successors and assigns of the undersigned and shall inure to the benefit of the Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and application hereof, and to this end the provisions of this guaranty are declared to be severable. This guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the undersigned and the Lender. This guaranty shall be governed by the internal laws of the State of Minnesota, without giving effect to conflict of laws principles thereof. The undersigned waives notice of the Lender's acceptance hereof.

15.    AT THE OPTION OF THE LENDER, THIS GUARANTY AND EACH OTHER LOAN DOCUMENT TO WHICH THE UNDERSIGNED IS A PARTY MAY BE ENFORCED IN ANY FEDERAL OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS OR ST. PAUL, MINNESOTA; AND THE UNDERSIGNED CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE UNDERSIGNED COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, THE LENDER, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVEDESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

16.    Wherever possible, each provision of this guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty. In any action or proceeding involving any state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the undersigned hereunder would otherwise be held or determined to be void, invalid or unenforceable on account of the amount of the undersigned's liability under this guaranty, then, notwithstanding any other provision of this guaranty to the contrary, the amount of such liability shall, without any further action by the undersigned, the Lender or any other person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.

17.    THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (a) UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR (b) ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND AGREEs THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

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IN WITNESS WHEREOF, this guaranty has been duly executed by the undersigned to be effective as of the date first set forth above.

JET YARD, LLC, an Arizona limited liability company

By: Stratus Aero Partners, LLC
Its: Sole Member

By: Air T, Inc., a Delware corporation
Its: Manager

By: /s/ Brian Ochocki
Name: Brian Ochocki
Its: Chief Financial Officer

Address for Guarantor:

5000 West 36th Street, Suite 200
Minneapolis, MN 55416
Attention: Mark Jundt, Esq.

[Signature page to Guaranty of Jet Yard, LLC]